                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                        SCHEDULE 14A INFORMATION

                             PROXY STATEMENT

         PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                            (AMENDMENT NO.  )

           FOR ANNUAL MEETING FOR FISCAL YEAR ENDING MARCH 31, 1995


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

   [] Preliminary Proxy Statement

   [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
    [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


                              ASTREX, INC.
          (Name of Registrant as Specified In Its Charter)



        _________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(i)(2).

[ ] $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)
    (4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

    4)  Proposed maximum aggregate value of transaction:
_____________

  Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and date of its filing.

    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No:
    3) Filing Party:
    4) Date Filed:

ASTREX, INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 19, 1995


General Information

This Proxy Statement is furnished to stockholders of Astrex, Inc., a Delaware corporation (the "Company" or "Astrex") in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Stockholders to be held on Thursday, October 19, 1995 at 11:00 a.m. at the principal executive offices of the Company, 205 Express Street , Plainview, New York 11803 and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

At 5:00 p.m. EST on September 12, 1995 (the "record date") there were outstanding and entitled to vote 5,090,363 shares of the Company's $0.01 par value common stock (the "Common Stock"). The holders of record of Common Stock on the record date will be entitled to one vote per share.

A copy of the Company's Form 10-KSB Annual Report for the fiscal year ended March 31, 1995 ("Form 10-KSB") which has been adopted by the Company as its Annual Report for the fiscal year ended March 31, 1995 has been or is being furnished (together with a copy of the Company's Form 10-QSB Quarterly Report for the first quarter ended June 30, 1995 ["Form 10-QSB"]) with the proxy materials, which are being mailed on or about September 19, 1995 to the holders of record of Common Stock on the record date.


Voting and Proxy Procedures

Properly executed proxies received in time for the meeting will be voted. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted to elect the two nominees for director named below as directors and for the terms set forth below. At the date of this Proxy Statement management of the Company knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

If the enclosed proxy is executed and returned, it may nevertheless be revoked by a later-dated proxy or by written notice filed with the Secretary at the Company's executive offices at any time before the proxy is exercised. Stockholders attending the Annual Meeting may revoke their proxies and vote in person. The Company's executive offices are located at 205 Express Street, Plainview, New York 11803.

The holders of a majority of the total shares of Common Stock issued and outstanding at the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors and the affirmative vote of a majority of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting is required for the approval of any other matters as may properly come before the Meeting or any adjournment or postponement thereof.

Abstentions and broker non-votes are counted toward the calculation of a quorum. An abstention with respect to election of directors will have no effect in determining whether a director has received a plurality of votes. For all other purposes, an abstention will be included in determining the majority needed for passage of a proposal and will have the same effect as a vote against the proposal. Broker non-votes will not be considered in determining the majority needed for passage of a proposal because they are not deemed "present" for vote on a proposal and therefore will have no effect on the outcome of either a proposal or an election.

The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.


OWNERSHIP OF COMMON STOCK

The following table sets forth the number and percentage of shares of the Company's Common Stock beneficially owned as of the record date by persons who are known by the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of the record date, and the directors of the Company and its chief executive officer, and all officers and directors of the Company as a group. For purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (the "Commission") to mean generally the power to vote or dispose of shares, regardless of any economic interest therein. The persons listed have sole voting power and sole dispositive power with respect to all shares set forth in the table unless otherwise specified in the footnotes to the table.

Beneficial Holders Of More Than 5%



Name and                             Amount and
Address of                               Nature
Beneficial                         of Beneficial               Percent of
Owners                                 Ownership                  Class 1

Howard Amster 2
205 Express Street
Plainview, New York  11803           1,209,3112                    23.76%

William Costaras
23811 Chagrin Boulevard
Chagrin Plaza East
Beachwood, Ohio  44122                 336,184                      6.60%

FMR, Corp.
82 Devonshire Street
Boston, Massachusetts  02109           565,723                     11.11%

Herzog, Heine, Geduld, Inc.
26 Broadway
New York, New York 10004               597,196                     11.73%

Libra-Wilshire Partners, LP
11766 Wilshire Boulevard
Los Angles, California  90025         923,5861                      8.14%

John C. Loring3
205 Express Street
Plainview, New York  11803            980,2633                     19.26%


Officer and Director Holdings

Name and                             Amount and
Address of                               Nature
Beneficial                         of Beneficial               Percent of
Owners                                 Ownership                  Class 1

Howard Amster 2                       1,209,3112                   23.76%

John C. Loring 3                        980,2633                   19.26%

Michael McGuire 4                       202,9754                    3.99%

Mark Schindler                             1,449                       *

David S. Zlatin                              --                       --

All Officers
and Directors
as a group
(6 persons)                            2,393,998                   47.03%

-------------------------

*    Less than 1%.
1   Based on 5,090,363 shares outstanding.
2   Includes 73,886 shares owned by his wife, the beneficial ownership of which he disclaims.
3 Includes 77,170 shares owned by his wife's IRA, the beneficial ownership of which he disclaims.
4 Includes 90,537 shares owned by his wife's IRA, the beneficial ownership of which he disclaims.

ELECTION OF DIRECTORS
(Proposal  1)

The Board of Directors consists of four directors divided into two classes of two directors each equal in all respects except that Class I directors are elected in Annual Meetings held in odd numbered calendar years for a term of two years or until their successors are elected and shall have qualified and Class II directors are elected in Annual Meetings held in even numbered calendar years for a term of two years or until their successors are elected and shall have qualified. Class I directors are to be elected at this Annual Meeting and the Board of Directors has nominated two persons for election as such directors - John C. Loring and Howard Amster. It is the intention of the persons named in the enclosed proxy to vote such proxy for the election of such nominees.

Management of the Company does not contemplate that any of such nominees will become unavailable for any reason, but if that should occur before the meeting or should there be additional board vacancies, proxies that do not withhold authority to vote for directors will be voted for another nominee, or other nominees, in accordance with the best judgment of the person or persons appointed to vote the proxy.

The enclosed form of proxy provides a means to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein, or if a stockholder does not specify in the executed proxy how the shares represented by the proxy are to be voted, such shares shall be voted for the nominees listed therein or for other nominees as provided above.

	The following table sets forth for current officers and directors and each nominee for election as director, (i) that person's name, (ii) if applicable the Director Class nominated for, (iii) all positions with the Company held by that person, (iv) that person's age, (v) that person's principal occupation for the past five years and (vi) with respect to nominees for election as directors, the date on which that person first became a director of the Company. Unless otherwise indicated, each person has held the position shown, or has been associated with the named employer in an executive capacity, for more than five years. The terms of the directors are for two years and the election and qualification of their successors. The terms of officers expire at the pleasure of the Board of Directors.


Name, Age, Cal.
Year First
Became a Director
 or Officer & Director
 Class if applicable           Principal Occupation

Howard Amster
Director
47 -
 1992 - Class I               Private investor and registered
                              representative with Kemper Securities, Inc.,
                              Cleveland, Ohio.  Director, Geauga Savings
                              Bank, a northern Ohio savings and loan;
                              Trustee, CleveTrust Realty Investors, a real estate company.

John C. Loring
Director and
Chairman
50 - 1988
- Class I                     Attorney and private investor, Chicago,
                              Illinois. Director, Fleet Aerospace, Inc., a manufacturer of components for the aerospace market; Director, Guardian
                              Bankcorp., Inc., and Director, Geauga Savings
                              Bank, a northern Ohio savings and loan.

Michael McGuire
CEO and
 President
42 - 1991                     Mr. McGuire joined the Company in 1969.
                              Prior to becoming CEO and President he was the Company's General Manager and Director of
                              Operations.

Irene S. Marcic
CFO, Treasurer
 and Secretary
27  - 1993                    Prior to joining the Company in 1993, Ms.
                              Marcic, a Certified Public Accountant, was employed with KPMG Peat Marwick as a Senior
                              Accountant.

Mark Schindler
Director and
 Vice President
73 - 1960
 - Class II                   Mr. Schindler is a self-employed consultant,
                              private investor, and a partner of Madison
                              Venture Capital Partners, New York, New York.
                              Mr. Schindler was formerly a director and officer of Natural Child Care, Inc./Winners
                              All International, Ltd., Light
                              Savers U.S.A., Inc., and Servtex
                              International Inc./Hymedix, Inc. Mr.
                              Schindler is also a founder, officer and director of Kushi Macrobiotics, Inc. and Colorstone International, Inc. Mr. Schindler founded Astrex, Inc.

David S. Zlatin
Director
43 - 1993
 - Class II                   Chief Operating Officer of Ramat Securities,
                              Ltd., Rabbi and private investor.


The following table shows information concerning the compensation paid or awarded by the Company and its subsidiaries during the fiscal year ended March 31, 1995 for services for that year to its Chief Executive Officer and four other most highly compensated executive officers whose compensation exceeded $100,000, for their services rendered to the Company in all capacities during fiscal years ending March 31, 1995, 1994 and 1993, for each such year during any portion of which they were executive
officers of the Company.    The Company is a "small business issuer" and
(i) has no retirement, pension, profit sharing, stock option, stock appreciation rights or long term incentive plans, (ii) has not awarded any bonuses during or for the years in question, except for a $30,000 bonus awarded to Mr. McGuire for the fiscal year ended March 31, 1994 but paid in the fiscal year ending March 31, 1995 and (iii) has no employment contracts or termination of employment and change of control arrangements for any of the Company's executive officers. Other then Mr. McGuire there were no executive officers of the Company whose compensation was or exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                                                      Annual Compensation
Name and
Principal
 Position              Fiscal Year                 Salary             Bonus

Michael McGuire               1995               $150,000                -
CEO & President               1994               $153,662          $30,000*
since November 1991           1993               $156,500                -

* $30,000 bonus was earned in the fiscal year ended March 31, 1994 but paid in
  the fiscal year ending   March 31, 1995.

For the fiscal year ending March 31, 1996, Mr. McGuire will receive an annual compensation salary of $150,000 and a bonus of not less than $22,500.

The Board of Directors held three meetings during fiscal year ending March 31, 1995. Each of the directors of the Company attended each of those meetings. There were no active standing committees of the Board of Directors during that fiscal year. During that fiscal year the board of directors meeting fees were $500 for attendance in person and $200 for attendance by telephone. Pursuant to this arrangement each of the directors received $1,200. Messr. Loring and Zlatin each received $500 for their services as directors of AVest, Inc. (a wholly owned subsidiary of the Company). In addition, Mr. Loring received $40,000 for services as Chairman of the Board of Astrex, Inc. During the fiscal year ending March 31, 1996 (i) each director will receive $750 for each meeting, (ii) Mr. Loring received 200,000 shares of unregistered and restricted Common Stock for services as Chairman of the Board and $25,000, and (iii) Mr. Amster received 200,000 shares of unregistered and restricted Common Stock. The stock compensation received by Messr. Loring and Amster is subject to a call option in favor of and exercisable by the Company at one cent a share in the event they cease to be directors of the Company prior to January 1, 1997 other than because of their respective deaths or disabilities or the dissolution of the Company. The charge to earnings as a consequence of Messr. Amster and Loring's stock compensation was $12,000.

The Company is not aware of any person that failed to file on a timely basis any reports relating to the Company required by Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year that ended March 31, 1995.



                          RELATED TRANSACTIONS

                                  None



           RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected KPMG Peat Marwick LLP as the Company's independent public accountants for the current year. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Board of Directors of the Company selects and ratifies the appointments of the independent public accountants for the Company.



PROPOSALS FOR NEXT ANNUAL MEETING

Any proposals of holders of Common Stock intended to be presented at the Annual Meeting of Stockholders of the Company to be held in calendar year 1996 must be received by the Company, addressed to the Secretary of the Company at 205 Express Street, Plainview, New York 11803, no later than July 31, 1996, to be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting.

                                       PROXY

                                   ASTREX, INC.

                     205 Express Street Plainview, New York 11803
             This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints John C. Loring and Howard Amster and each of them, proxies, with full power of substitution, to vote the shares of Common Stock of Astrex, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on October 19, 1995 and any adjournments or postponement thereof, on the matters set forth in the Notice of Meeting and Proxy Statement dated September 19, 1995, as follows on the reverse side of this proxy card:


                            (To Be Signed On Reverse Side)






[ ]         Please mark your
            votes as in this
            example.


1. ELECTION
    OF
    DIRECTORS

FOR            WITHHOLD                  Class I (for the term ending 1997)
both           authority to vote for     Nominees: John C. Loring
nominees       both nominees                       Howard Amster
listed a       listed at
right          right

[  ]           [  ]




To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below; the Proxies shall vote for the election of any nominee not listed below.

____________________________________

In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.


SIGNATURE ______________________ DATE _________________________

SIGNATURE ______________________ DATE _________________________

        Signature if held jointly

Note: Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

                             ASTREX, INC.
             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



  Notice is hereby given that the Annual Meeting of Stockholders of Astrex, Inc. (the "Company") will be held on Thursday, October 19, 1995 at 11:00 a.m. EST at the offices of the Company, 205 Express Street , Plainview, New York 11803 for the following purposes:

  (1) to elect two directors for a term of two years;

  (2) to consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

  The holders of record of Common Stock at 5:00 p.m. EST September 12, 1995 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of the holders of record of the Common Stock as of 5:00 p.m. September 12, 1995 will be open to the examination of any such stockholder for any purpose germane to the Annual Meeting after September 19, 1995 at the Company's offices at 205 Express Street, Plainview, New York, during normal business hours.


By Order of the Board of Directors


/s/  Irene S. Marcic
     Irene S. Marcic
     Secretary



Dated:  September 19, 1995




IMPORTANT

You are cordially invited to attend the Annual Meeting in person. Even if you plan to be present, please mark, sign, date, and return the enclosed proxy at your earliest convenience in the envelope provided, which requires no postage if mailed in the United States. If you attend the meeting, you may vote either in person or by your proxy.

                                                        September 19, 1995



Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of Astrex, Inc. on Thursday, October 19, 1995 at 11:00 a.m. at the offices of the Company, 205 Express Street, Plainview, New York.

  The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please mark, sign, date and return your proxy at your earliest convenience in the envelope provided, which requires no postage if mailed in the United States. If you have multiple stockholder accounts and receive more than one set of these materials, please be sure to vote each proxy and return it in the postage-paid envelope provided.

  Thank you for your continued interest and cooperation.


Very truly yours,



/s/  John C. Loring                            /s/  Michael McGuire
     John C. Loring                                 Michael McGuire
     Chairman of  the                               President and
     Board of Directors                             Chief Executive Officer

10